               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                           PYRAMID OIL COMPANY
             (Name of Registrant as Specified in its Charter)

                           Lee G. Christianson
                 (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 00-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0.11:

     4)   Proposed maximum aggregate value of transaction:

Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            PYRAMID OIL COMPANY
                              2008 21st Street
                                P.O. Box 832
                       Bakersfield, California  93302
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                June 5, 2003

To the shareholders:

     NOTICE is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Pyramid Oil Company (the "Company") will be held at the Corporate Offices of Pyramid Oil Company, 2008-21st Street, Bakersfield, California 93301, on Thursday, June 5, 2003 at 10:30 A.M. Pacific
Daylight Time, for the following purposes:

     1.   To elect a Board of Directors for the ensuing year; and

     2. To approve the selection of Singer Lewak Greenbaum & Goldstein, LLP as independent auditors for the Company for the year ending December 31, 2003; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Information concerning these matters, including the names of the nominees for the Board of Directors of the Company (the "Board") is set forth in the attached Proxy Statement for the Annual Meeting.

     Holders of record of the Company's common stock at the close of business on April 14, 2003, the record date fixed by the Board, are entitled to notice of and to vote at the Annual Meeting. The Board urges that all shareholders of record exercise their right to vote personally at the meeting or by proxy.

     A copy of the Company's Annual Report to Shareholders containing finan-cial statements and other information of interest to shareholders is enclosed herewith. You are urged to read the Annual Report.

     All shareholders are requested to read the enclosed Proxy Statement and to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage prepaid, pre-addressed envelope, whether or not they attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by following the procedures outlined in the Proxy Statement.

     Your prompt response will be appreciated.

                                    By Order of the Board of Directors
                                    Lee G. Christianson, Secretary
Bakersfield, California
April 30, 2003

PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, IN ORDER TO ASSURE THAT YOUR VOTES ARE COUNTED.

                             PYRAMID OIL COMPANY
                               2008 21st Street
                                 P.O. Box 832
                        Bakersfield, California  93302

                              ----------------
                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                                 June 5, 2003
                               ----------------

                              PROXY SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Pyramid Oil Company (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 5, 2003, and at any postponement or adjournment thereof. This Proxy Statement, together with the accompanying proxy, is first being mailed to shareholders on or about May 12, 2003. You are requested to sign, date and return the enclosed proxy card in order to ensure that a majority of the outstanding shares of common stock of the Company (the "Common Stock") are represented at the meeting.

     Any proxy given by a shareholder of the Company may be revoked at any time before it is voted by attending the Annual Meeting and voting in person or by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. If the enclosed form of proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions given by the proxy. IF NO INSTRUCTIONS ARE GIVEN, THE COMMON STOCK WILL BE VOTED "FOR" (1) APPROVAL OF THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN; AND (2) THE RATIFICATION OF THE COMPANY'S SELECTION OF SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003. If any other matters are properly presented at the meeting, or any adjournment thereof, the persons voting the proxies will vote according to their best judgment.

     Solicitation of proxies will be primarily by mail, although some solicitation will be by telephone, telegraph or personal interview. Proxies may be solicited by officers, directors and regular employees of the Company. The Company will not pay any additional compensation for such solicitations. Arrangement may be made with brokerage houses and with the Company's transfer agent, U.S. Stock Transfer, Glendale, California, to send notices, proxy statements, proxies and other materials to shareholders. The cost for such services is expected to be nominal and will be borne by the Company.

                             RECORD DATE AND VOTING

     Only holders of record of the Company's Common Stock at the close of business on April 14, 2003 shall be entitled to notice of and to vote at the Annual Meeting. Transferees of Common Stock which are transferred on the books of the Company subsequent to such date shall not be entitled to notice of or to vote at the Annual Meeting.

     As of April 14, 2003, there were outstanding 2,494,430 shares of Common Stock. A majority of the outstanding shares of Common Stock entitled to vote, whether present or in person or by proxy, constitutes a quorum for the conduct of business at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Unless cumulative voting is requested by a shareholder, each share of Common Stock is entitled to one vote for the election of each director of the Company. Under the California General Corporation Law, if a shareholder gives notice prior to the commencement of voting on the election of directors of his or her intention to cumulate his or her votes, then all shareholders (or their proxies) may cumulate their votes. No cumulative voting will occur if no such notice is given.

     Cumulative voting permits each shareholder to cast an aggregate number of votes equal to the number of shares owned multiplied by the number of directors to be elected; all of such votes may be cast for a single nominee or may be allocated among any two or more nominees as the shareholder wishes.

     If a proxy is marked "FOR" the election of directors, it may, at the discretion of the persons named in the enclosed form of proxy (the "Proxy Holders"), be voted cumulatively in the election of directors. Under either form of voting, the five nominees receiving the highest number of votes cast will be elected as directors.

     If you hold your shares of Common Stock in "street name", please contact your broker or nominee as to the voting of your stock.

                           ELECTION OF DIRECTORS

     Directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their successors are elected and qualified. Unless authority to vote for directors is withheld in the proxy card, it is the intention of the Proxy Holders to vote for the election of the following five persons as directors: John H. Alexander, J. Ben Hathaway, Thomas W. Ladd, Gary L. Ronning and John E. Turco.

     The Board has been informed that all nominees are willing to serve as directors. If any of them should decline or be unable to act as a director, the Proxy Holders will vote for the election of another person or persons as they, in their discretion, may choose. The Board has no reason to believe any nominee will be unable or unwilling to serve.

     The nominees for election as directors of the Company are as follows:

                                                       Director   Officer
      Name         Age       Position(1)                Since      Since
     -----        ----      -----------                --------   -------
J. Ben Hathaway     63    President, Chief Executive      1984        1986
                             Officer and Director
John H. Alexander   55    Vice President and Director     1984        1986
Thomas W. Ladd      54    Director                        1998          --
Gary L. Ronning     60    Director                        1998          --
John E. Turco       72    Director                        1996          --


    (1) Position listed is that held with the Company.

J. BEN HATHAWAY

     Mr. Ben Hathaway has been an independent oil and gas operator and President of Marlyn Company, an oil and gas production company located in Bakersfield, California. Mr. Ben Hathaway has been President of Marlyn Company since 1973.

JOHN H. ALEXANDER

     Mr. Alexander has been an independent oil operator and President of Alexander Oil Company, Newport Beach, California. Alexander Oil Company is an oil and gas production company. Mr. Alexander has been President of Alexander Oil Company since 1970.

THOMAS W. LADD

    Mr. Ladd has been President and Chairman of the Board of Tetra Oil Company, which is engaged in petroleum lease acquisition, exploration and operations, since 1979. Mr. Ladd is also an independent geologist, offering consulting services in petroleum, government compliance, environmental assessments and co-generation development.

GARY L. RONNING

     Mr. Ronning has been Executive Vice President, Western Region of
Prime Natural Resources, LLC, since 1999. Mr. Ronning has previously been with Ferguson Energy, an independent oil and gas exploration company, since 1967. Mr. Ronning has had several positions with Ferguson Energy.

JOHN E. TURCO

     Since 1988, Mr. Turco has been a private investor, primarily in agricultural businesses.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED. PROXIES RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE NOMINEES NAMED UNLESS OTHERWISE INSTRUCTED.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, the Company's directors, executive officers, and any person holding more than 10% of the Company's Common Stock are required to report their ownership of the Company's securities and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to report any failures to file by these dates. The Company knows of no instances of persons who have failed to file or have delinquently filed
Section 16(a) reports within the most recently completed fiscal year.


                 IDENTIFICATION OF EXECUTIVE OFFICERS

                                                               Officer
          Name                Age           Position            Since
          ----                ---           --------           -------
     J. Ben Hathaway           63       President and Chief      1986
                                         Executive Officer
     John H. Alexander         55       Vice President           1986


The biographical descriptions of Mr. Hathaway and Mr. Alexander are included under "Election of Directors."


        SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND NOMINEES

     The following table sets forth certain information as of April 14, 2003, with respect to beneficial ownership of the Company's Common Stock by the Company's officers and nominees for election as directors. The number of shares owned are those "beneficially owned", as determined under rules of the Securities and Exchange Commission. The information disclosed below is not necessarily indicative of beneficial ownership for any other purpose. Beneficial ownership as described below, includes any shares of Common Stock as to which the director has sole or shared voting power or investment power pursuant to a discretionary account or similar arrangement.

                                                    Percentage of
                                      Shares         Outstanding
        Name and Title (1)           Owned (2)     Common Stock(3)
        -----------------            --------      ---------------
       J. Ben Hathaway,               516,908(4)         20.72%
         Director, President

       John H. Alexander,              49,532             1.99%
         Director, Vice President

       Thomas W. Ladd, Director            --                --

       Gary L. Ronning, Director           --                --

       John E. Turco                   75,600(5)          3.03%

       Directors and Officers
         as a Group (6 persons)        642,040            25.74%


-----------

(1)  Title listed refers to the Company unless otherwise stated.

(2) Amounts reported by directors do not include shares held in name of their spouse, children and other relatives.

(3) As a percentage of the 2,494,430 shares of Common Stock outstanding at April 14, 2003.

(4) Mr. J. Ben Hathaway's children own in the aggregate, 1,600 shares of Common Stock. Mr. Hathaway disclaims any beneficial interest in such shares and the shares of the Company's Common Stock owned by his brothers, Jean E. Hathaway, Henry D. Hathaway and John J. Hathaway, see "Principal Holders of Securities."

(5) Mr. Turco owns 50% of Corotto Co. which in turn owns 14,500 shares of the Company. Such shares are included in the total shares owned.


                 COMMITTEES OF THE BOARD OF DIRECTORS

     All Directors of the Company comprise the Audit Committee, which reviews the Company's financial and accounting organization, financial reporting, and the reports of the independent auditors. The Audit Committee held one meeting during the last fiscal year as the Audit Committee. All of the Directors attended the Audit Committee meeting.

     All Directors of the Company comprise the Nominating Committee, which recommends prospective directors to fill vacancies that may arise from time to time and proposes individuals for election to the Company's Board by the Company's shareholders. It is the policy of the Board to consider as potential nominees any persons proposed by any of the Company's shareholders, provided that such proposal is received in writing sufficiently in advance of the annual meeting of shareholders to allow the Board to adequately evaluate the candidate. The Nominating Committee held one meeting during the last fiscal year. All of the Directors attended the Nominating Committee meeting. The Company has no Compensation Committee or other standing Committee.


                     ATTENDANCE AND COMPENSATION

     The Board met nine times during 2002. Only non-employee Directors receive payment for service as Directors of the Company. Non-employee Directors receive $300.00 for each Board meeting attended. The board meetings were attended by all of the Directors.


                      REPORT OF THE AUDIT COMMITTEE

     The Audit Committee currently is comprised of the full Board of Directors, of whom Messrs. Thomas W. Ladd, Gary L. Ronning and John E. Turco are independent directors [as defined Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. listing standards]. The Audit Committee has not adopted a written charter at the present time to govern its operation, because the full Board comprises the Audit Committee

     The Audit Committee oversees and monitors the participation of the Company's management and independent auditors throughout the financial reporting process. Other than, their services as executive officers and directors of the Company, no member of the Audit Committee has any other material relationship with the Company.

     In connection with its function to oversee and monitor the financial reporting process, the Audit Committee has, among other things: reviewed and discussed with the Company's management the audited financial statements for the fiscal year ended December 31, 2002, discussed with the Company's independent auditors those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380); received the written disclosures and letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees); and discussed with the Company's independent auditors their independence in light of any nonaudit services performed by them for the Company.

     Based upon the foregoing, the Audit Committee approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

              J. Ben Hathaway           Gary L. Ronning
              John H. Alexander         John E. Turco
              Thomas W. Ladd


                        EXECUTIVE COMPENSATION

     The following table sets forth the compensation for the Chief Executive Officer ("CEO") as indicated below. No executive officer received over $100,000 in cash compensation for the fiscal year ended December 31, 2002.

                                                             Long Term
      Name and                       Annual Compensation    Compensation
 Principal Position      Year        Salary        Other     Options - #
------------------      ----        ------        -----    ------------
 J. Ben Hathaway        2002      $ 77,700         (1)          -0-
  President and Chief   2001        77,700         (1)          -0-
    Executive Officer   2000        77,700         (1)          -0-


------------

(1)  Personal benefits do not exceed 10% of salary.


                      EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has employment agreements with Mr. J. Ben Hathaway, the Company's President, and Mr. John H. Alexander, the Company's Vice President.

     In August 2001, the Company entered into an employment agreement with J. Ben Hathaway pursuant to which Mr. Hathaway agreed to serve as the Company's President. The employment agreement is for an initial term of three years, which term automatically renews annually if written notice is not tendered, and provides for an annual base salary of $100,000 and benefits as defined in the agreement.

     Pursuant to the employment agreement, the Company may terminate Mr. Hathaway's employment with or without cause at any time before its term expires upon providing written notice. In the event the Company terminates Mr. Hathaway's employment without cause, Mr. Hathaway would be entitled to receive a severance amount equal to his annual base salary and benefits for the balance of the term of his employment agreement. In the event of termination by reason of Mr. Hathaway's death or permanent disability, his legal representative will be entitled to receive his annual salary and benefits for the remaining term of his employment agreement. In the event of, or termination following, a change in control of the Company, as defined in the agreement, Mr. Hathaway would be entitled to receive his annual salary and benefits for the remainder of the term of his agreement.

     In February 2002, the Company entered into an employment agreement with John H. Alexander pursuant to which Mr. Alexander agreed to serve as the Company's Vice President. The employment agreement is for an initial term of five years, which term automatically renews annually if written notice is not tendered, and provides for an annual base salary of $75,000 and benefits, as defined in the agreement.

     Pursuant to the employment agreement, the Company may terminate Mr. Alexander's employment with or without cause at any time before its term expires upon providing written notice. In the event the Company terminates Mr. Alexander's employment without cause, Mr. Alexander would be entitled to receive a severance amount equal to his annual base salary and benefits for the balance of the term of his employment agreement. In the event of termination by reason of Mr. Alexander's death or permanent disability, his legal representative will be entitled to receive his annual salary and benefits for the remaining term of his employment agreement. In the event of, or termination following, a change in control of the Company, as defined in the agreement, Mr. Alexander would be entitled to receive his annual salary and benefits for the remainder of the term of his agreement.


                     RETIREMENT AND EMPLOYEE BENEFIT PLANS

    The Company has a defined contribution plan (Simple IRA) available to all employees meeting certain service requirements. Employees may contribute up to a maximum of $6,000 of their annual compensation to the plan. The Company makes a mandatory contribution to the plan in an amount equal to the employees contributions of up to 3% of their annual compensation. Contributions of $10,587, $10,324 and $6,357 were made by the Company during the years ended December 31, 2002, 2001 and 2000, respectively.

                   PRINCIPAL HOLDERS OF SECURITIES

     The following table furnishes information as of April 14, 2003, as to all persons known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock.

                                       Number of          Percentage of
                                     Beneficially          Outstanding
    Name and Address                 Owned Shares          Common Stock
    ----------------                 ------------         --------------
    J. Ben Hathaway                       516,908                20.72%
        P. O. Box 832
        Bakersfield, CA  93302

    Jean E. Hathaway                      299,709                12.02%
        161 Acacia Ave.
        Oroville, CA 95966

    Henry D. Hathaway                     292,209                11.71%
        110 Bridgerview Dr.
        Belgrade, MT 59714

    John J. Hathaway                      277,659                11.13%
        P. O. Box 96085
        Las Vegas, NV 89193

    Ronald Zlatniski                      153,540                 6.16%
        731 Prince Rd.
        Greensboro, NC 27455


                      SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee has appointed Singer Lewak Greenbaum & Goldstein, LLP as independent public accountants to audit the books, records and accounts of the Company for the year ending December 31, 2003. The appointment is being presented to the shareholders for their ratification. Representatives of Singer Lewak Greenbaum & Goldstein, LLP will be present at the meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions. Arthur Andersen LLP audited the books, records and accounts of the Company from 1987 through 2001.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003. PROXIES WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP IF NO DIRECTION IS GIVEN IN THE PROXIES. In the event the shareholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee.

     In July of 2002, the Audit Committee selected Singer, Lewak, Greenbaum & Goldstein, LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

     The decision to change the Company's independent auditors was approved by the full Board of Directors. The decision to change the Company's independent auditors was necessary due to the notification to the Company by Arthur Andersen LLP that it was unable to perform any future audit services for the Company.

     None of the reports of Arthur Andersen LLP on the financial statements of the Company for the past two fiscal years of the Company contained any adverse opinion or disclaimer, or was qualified or modified as to uncertainty, audit scope or accounting principles, and there also were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years.


                                   AUDIT FEES

     During fiscal 2002, the Company retained its principal auditor, Singer Lewak Greenbaum & Goldstein, LLP, to provide audit services. Singer Lewak Greenbaum & Goldstein, LLP billed the Company an aggregate of $38,300 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2002.


             FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     Singer Lewak Greenbaum & Goldstein, LLP did not provide any services related to income tax preparation or financial information systems design and implementation during 2002.


                         ANNUAL REPORT TO SHAREHOLDERS

     Accompanying this Proxy Statement is a copy of the Company's 2002 Annual Report to Shareholders.


                          SHAREHOLDER PROPOSALS
              FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders wishing to offer a proposal at the next annual meeting for inclusion in the proxy statement therefore must submit those proposals to the Company's Secretary no later than December 31, 2003. Proposals should be mailed to Lee G. Christianson, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.

                               OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the Proxy Holders will vote the proxies received according to their best judgment.

     The Company filed an annual report on Form 10-KSB with the Securities and Exchange Commission. Shareholders may obtain a copy of this report without charge, by writing to Lee G. Christianson, Secretary, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.

------------------                              ---------------------
 Proxy Number                                        Number of Shares

                      PYRAMID OIL COMPANY
                P. O. Box 832-2008, 21st Street
                 Bakersfield, California 93302

                Please Sign and Return Promptly

                                          Date:                  2003
                                               -----------------

                                        ------------------------------
                                        (Signature(s) of Shareholders)







                            Please date and sign exactly as name appears hereon. When signing as executor, adminis-trator, trustee, guardian, attorney, etc. full title as such should be shown. If shares are registered in more that one name all registered owners should sign.

THIS PROXY MAY BE REVOKED AT ANYTIME BEFORE IT IS VOTED AT THE MEETING

PROXY

                      PYRAMID OIL COMPANY

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Pyramid Oil Company (the "Company") hereby appoints J. Ben Hathaway and John H. Alexander, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation to each of them, for and in the name of the undersigned to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Corporate Offices of Pyramid Oil Company, 2008 21st Street, Bakersfield, California 93301, on Thursday, June 5, 2003 at
10:30 A.M. Pacific Daylight Time, and at any postponement or adjournment of such meeting, as fully as the undersigned could do if present in person. The undersigned hereby revokes all proxies heretofore given. Without limiting the generality of the foregoing, said proxies are authorized to vote:

     (1)  Election of Directors

          / / FOR all nominees listed below (except as marked to the contrary below.

          / /  WITHHOLD AUTHORITY to vote for all nominees below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEES NAME IN THE LIST BELOW.)

        J. Ben Hathaway, John H. Alexander, Thomas W. Ladd
                   Gary L. Ronning, John E. Turco

     (2) To ratify the selection of Singer Lewak Greenbaum & Goldstein, LLP as the Company's independent auditors for 2003:

               / /FOR         / /AGAINST          / /ABSTAIN

     (3) Transact any and all other business which may properly come before the meeting or any adjournment of such meeting.

EACH PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ABOVE AND THE RATIFICATION OF INDEPENDENT AUDITORS NAMED ABOVE.